UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

Nissan Auto Receivables 2018-C Owner Trust

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0001759384

Nissan Auto Receivables Company II LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001129068

Nissan Motor Acceptance Company LLC

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-208544-09	38-7216055
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1121

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

On April 1, 2021, Nissan Auto Receivables Company II LLC (as successor by conversion to Nissan Auto Receivables Corporation II), as seller (the “Seller”), and Nissan Motor Acceptance Company LLC (as successor by conversion to Nissan Motor Acceptance Corporation), as servicer (the “Servicer”), entered into the Amendment to Sale and Servicing Agreements (the “Amendment”), which amends (i) the Sale and Servicing Agreement, dated as of March 28, 2017, among Nissan Auto Receivables 2017-A Owner Trust, as issuer, the Seller, the Servicer and U.S. Bank National Association, as indenture trustee, (ii) the Sale and Servicing Agreement, dated as of August 23, 2017, among Nissan Auto Receivables 2017-B Owner Trust, as issuer, the Seller, the Servicer and U.S. Bank National Association, as indenture trustee, (iii) the Sale and Servicing Agreement, dated as of December 13, 2017, among Nissan Auto Receivables 2017-C Owner Trust, as issuer, the Seller, the Servicer and U.S. Bank National Association, as indenture trustee, (iv) the Sale and Servicing Agreement, dated as of February 28, 2018, among Nissan Auto Receivables 2018-A Owner Trust, as issuer, the Seller, the Servicer and U.S. Bank National Association, as indenture trustee, (v) the Sale and Servicing Agreement, dated as of July 25, 2018, among Nissan Auto Receivables 2018-B Owner Trust, as issuer, the Seller, the Servicer and U.S. Bank National Association, as indenture trustee, (vi) the Sale and Servicing Agreement, dated as of December 12, 2018, among Nissan Auto Receivables 2018-C Owner Trust, as issuer, the Seller, the Servicer and U.S. Bank National Association, as indenture trustee, (vii) the Sale and Servicing Agreement, dated as of February 13, 2019, among Nissan Auto Receivables 2019-A Owner Trust, as issuer, the Seller, the Servicer and U.S. Bank National Association, as indenture trustee, and (viii) the Sale and Servicing Agreement, dated as of May 28, 2019, among Nissan Auto Receivables 2019-B Owner Trust, as issuer, the Seller, the Servicer and U.S. Bank National Association, as indenture trustee (collectively, the “Sale and Servicing Agreements”). The Amendment amends certain representations in each of the Sale and Servicing Agreements relating to the corporate form of the Seller. The Amendment is attached hereto as Exhibit 4.1.

On April 1, 2021 (the “Conversion Date”), upon the filing of a certificate of conversion, Nissan Auto Receivables Corporation II, a Delaware corporation, converted to Nissan Auto Receivables Company II LLC, a Delaware limited liability company. Also on the Conversion Date, Nissan Motor Acceptance Company LLC (as successor by conversion to Nissan Motor Acceptance Corporation), as the sole equity member, and Kevin P. Burns and Cheryl A. Lawrence, as the special members, entered into that certain Limited Liability Company Agreement of Nissan Auto Receivables Company II LLC (the “Limited Liability Company Agreement”), to continue to provide for the governance of Nissan Auto Receivables Company II LLC.

Attached as Exhibit 3.1 is the Certificate of Conversion to Limited Liability Company of Nissan Auto Receivables Company II LLC, as Exhibit 3.2 is the Certificate of Formation of Nissan Auto Receivables Company II LLC and as Exhibit 3.3 is the Limited Liability Company Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 3.1	Certificate of Conversion to Limited Liability Company of Nissan Auto Receivables Company II LLC.

Exhibit 3.2	Certificate of Formation of Nissan Auto Receivables Company II LLC.

Exhibit 3.3	Limited Liability Company Agreement of Nissan Auto Receivables Company II LLC, dated as of April 1, 2021.

Exhibit 4.1	Amendment to Sale and Servicing Agreements, dated as of April 1, 2021, between the Seller and the Servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN AUTO RECEIVABLES COMPANY II LLC

By:	/s/ Douglas E. Gwin, Jr.
	Name:	Douglas E. Gwin, Jr.
	Title:	Assistant Treasurer

Date: April 7, 2021